UNITED STATES SECURITIES AND
EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 3, 2010

GENERAL METALS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

000-30230
(Commission File Number)

65-0488983
(IRS Employer Identification No.)

615 Sierra Rose Drive, Suite 1, Reno NV 89511
(Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code (775) 583-4636

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On September 3, 2010, we entered into an executive employment agreement with Paul Wang, our independent director.  Pursuant to the terms of the executive employment agreement, Mr. Wang has accepted to do and perform all services, acts or things necessary or advisable as president of our company.  We have agreed to pay to Mr. Wang a monthly salary of $6,667.  The agreement is effective September 3, 2010.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

10.1	Executive Employment Agreement with Paul Wang

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL METALS CORPORATION

Date: November 4, 2010	By:	/s/ Daniel J. Forbush
Daniel J. Forbush
Chief Financial Officer

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